SECURITIES & EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   June 13, 2014

VILLAGE SUPER MARKET, INC.
(Exact Name of Registrant as specified in its charter)

New Jersey	0-2633	22-1576170
(State or Other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

733 Mountain Avenue
Springfield, New Jersey  07081
(Address of principal executive offices)

Registrant’s telephone number, including area code
(973) 467-2200

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communication pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act ( 17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On June  13, 2014, the Company announced that its Board of Directors declared quarterly cash dividends of $0.25 per Class A common share and $.1625 per Class B common share.  The dividends will be payable on July 24, 2014 to shareholders of record at the close of business on July 2, 2014.

Item 9.01   Financial Statements and Exhibits

      Exhibit No.                          Description

      99.1                                      Press release issued by the registrant, date June 13, 2014

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934. the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: s/s Kevin Begley
Name: Kevin Begley
Title: Chief Financial Officer